Exhibit 1.1

                             THE ROUSE COMPANY

                                COMMON STOCK

                           UNDERWRITING AGREEMENT

                                                               February 3, 2004

To the Representative of the
several Underwriters named in the
respective Pricing Agreements
hereinafter described.

Ladies and Gentlemen:

     From time to time The Rouse Company, a Maryland corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain shares of its Common Stock, par value $0.01 per share (the "Shares"), specified in Schedule I to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Shares, specified in such Pricing Agreement as provided in
Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to
Section 3 hereof are herein collectively called the "Designated Shares").

     The terms and conditions of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

     1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement (the "Agreement") shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm Shares and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters and the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Shares and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms and conditions of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

        (a) A registration statement on Form S-3 (File No. 333-67137) in respect of the Shares has been (i) prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, (ii) filed with the Commission under the Act and (iii) declared effective by the Commission; the registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all material respects with such Rule; and no stop order suspending the effectiveness of the registration statement or any post-effective amendment thereto, if any, has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission; the Company proposes to file with the Commission pursuant to Rule 424(b) under the Act ("Rule 424(b)") a supplement to the form of prospectus included in the registration statement relating to the offering of the Designated Shares and has previously advised you of all information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the registration statement, as amended as of the date of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "2002 Form 10-K"), as amended at the date of this Agreement and as amended from time to time hereafter, including the exhibits thereto, and the 2002 Form 10-K and all other documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Base Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented), is hereinafter called the "Prospectus". The Base Prospectus, as the same may be amended or supplemented from time to time by a preliminary form of prospectus supplement relating to the Designated Shares, as and if filed pursuant to Rule 424(b), is hereinafter called a "Preliminary Prospectus". Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the Incorporated Documents that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Act, as the case may be, on or before the issue date of any Preliminary Prospectus or the issue date of the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act or the Act, as the case may be, after the date of the Pricing Agreement or the issue date of the Base Prospectus, any Preliminary

Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference;

        (b) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they were filed with the Commission or became effective, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

        (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto do not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus does not contain and as amended or supplemented will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus relating to such Shares;

        (d) The Company and its subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of capital stock (i) pursuant to bonus stock awards granted in the ordinary course of business, (ii) upon exercise of options and stock appreciation rights and upon conversions or redemptions of convertible securities and (iii) pursuant to the terms of the Contingent Stock Agreement, effective as of January 1, 1996, executed in connection with the acquisition by the Company of all of the outstanding equity interests in The Hughes Corporation and its affiliated partnership, Howard Hughes Properties, Limited Partnership (the "Contingent Stock Agreement"), in each case, except with respect to bonus stock awards granted in the ordinary course of business, which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus), or any material and adverse change in the long-term debt of the Company and its subsidiaries, taken as a whole (it being understood that, absent unusual circumstances, an increase in long term debt of the Company and its subsidiaries, taken as a whole, of less than 5% would not be a material and adverse change to the Company and its subsidiaries, taken as a whole), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the, business, properties, management, financial condition or results of operations (based on Funds From Operations) ("Material Adverse Effect") of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Prospectus;

        (e) Except as noted therein, the consolidated financial statements, and the related notes thereto, incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; and such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; the supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the pro forma financial information, and the related notes thereto, contained or incorporated by reference in the Registration Statement and the Prospectus fairly present in all material respects the information contained therein and have been prepared on a reasonable basis using reasonable assumptions and on a basis consistent with the segment accounting principles and policies of the Company reflected in such financial statements;

        (f) The Company and its subsidiaries have, or, in those cases where such subsidiary is a general partner in a partnership, such partnership has, good and marketable fee simple and/or leasehold title (as the case may be) to all real property owned by it or them (except for those lesser estates in real property which, in the aggregate, are not material in value to the Company and its subsidiaries), subject only to (A) those liens and encumbrances which have been reflected generally or in the aggregate in the financial statements of the Company as disclosed in the Prospectus or as are described specifically, generally or in the aggregate in the Prospectus, or (B) such liens and encumbrances (i) not required by generally accepted accounting principles to be disclosed in the financial statements of the Company, which (a) if all material covenants and conditions thereof are observed or performed, will not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or (b) are reasonable and customary with regard to the normal operation of land and improvements held for commercial purposes by first class owners and operators of commercial real estate, or (ii) which were incurred after the date of the latest audited financial statements included or incorporated by reference in the Prospectus in the ordinary course of business (including financings) and which, in the aggregate (on a net basis), are not material to the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries have title to the personal property owned by it or them and, subject to the continued performance of the material covenants and conditions of liens and encumbrances thereon, have the right to use such property without interference in the normal course of business, except for such interference as would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

        (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure so to qualify and maintain good standing would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and each subsidiary of the Company, including, without limitation, The Rouse Company LP, has been duly incorporated or formed and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of its jurisdiction of incorporation or formation except for such failures to maintain good standing as would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

        (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned (with exceptions that are disclosed, whether directly or through incorporation by reference, in the Prospectus or are not material to the Company and its subsidiaries, taken as a whole) directly or indirectly by the Company, free and clear of all liens, encumbrances or claims (collectively, "Liens") except for (i) Liens in respect of our existing revolving credit facility and Liens relating to debt that have been disclosed specifically, generally or in the aggregate in the Prospectus or incurred after the date of the latest audited financial statements included or incorporated by reference in the Prospectus in the ordinary course of business (including financings), (ii) Liens incurred in the ordinary course of business that are not materially adverse to the operations of the Company and its subsidiaries, taken as a whole, (iii) restrictions on the transfer or use of the capital stock of any subsidiary under any partnership, joint venture or lease agreements to which the Company or any of its subsidiaries is a party and (iv) Liens relating to certain affiliates in which the Company acquired interests in connection with the acquisition of The Woodlands, a master-planned community in the Houston, Texas metropolitan area; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options (other than stock options that have been issued to employees and rights to the issuance of Shares held by the former Hughes owners pursuant to the Contingent Stock Agreement) to acquire, or instruments (other than the outstanding shares of Series B Preferred Stock of the Company) convertible or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants, or options, which such rights, warrants, options, instruments, or contract, commitment, agreement, understanding or arrangement may be reasonably expected to be material to the securityholders of the Company. As used herein, the term "capital stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a person that is not a corporation and any and all warrants or options to purchase any of the foregoing;

        (i) The Shares have been duly and validly authorized, and, when Firm Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, and, in the case of Optional Shares, pursuant to Over allotment Options (as defined in Section 3 hereof) with respect to such Designated Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus with respect to such Designated Shares; and the Designated Shares will have the rights set forth in the Company's articles of incorporation, as then amended or supplemented; and the holders of outstanding capital stock of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the Designated Shares;

        (j) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both, would be, in violation of or in default under, its articles of incorporation or bylaws or equivalent constitutive documents or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults that, individually and in the aggregate, do not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; the issue and sale of the Shares, the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflict, breach, violation or default which does not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the articles of incorporation or the bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the other transactions contemplated by this Agreement, any Pricing Agreement or any Over-allotment Option, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

        (k) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which are likely, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (l) The Company is not, and after giving effect to each offering and sale of the Designated Shares will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

        (m) The Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in manipulation of the price of the Shares;

        (n) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

        (o) The independent certified public accountants of the Company, who have certified certain financial statements of the Company and its subsidiaries or other specified entities referred to in their reports, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

        (p) At all times commencing with the Company's taxable year ended December 31, 1998, the Company has been and after giving effect to the offering and the sale of the Designated Shares will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the proposed method of operation of the Company will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

     4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in federal or other same day funds, payable to the order of the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriter's election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     5. The Company agrees with each of the Underwriters of any Designated
Shares:

        (a) To prepare the Prospectus in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act no later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof, to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

        (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of such Shares; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) To furnish the Underwriters with (i) two copies of the Registration Statement (as originally filed) and each amendment thereto, and all exhibits and documents incorporated or deemed to be incorporated by reference therein and (ii) copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated or deemed to be incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, which will correct such statement or omission or effect such compliance;

        (d) During the period beginning from the date of the Pricing Agreement for the Designated Shares and continuing to the 60th day after the date of the Pricing Agreement for such Designated Shares, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to such Designated Shares (other than pursuant to employee or non-employee director stock grants or pursuant to employee or non-employee director stock option plans existing on or upon the conversion or redemption of convertible or exchangeable securities outstanding as of the date of the Pricing Agreement for such Designated Shares, or pursuant to the Contingent Stock Agreement), without the prior written consent of the Representatives;

        (e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11 (a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

        (f) To apply the net proceeds from the sale of the Designated Shares as described in the Preliminary Prospectus and the Prospectus.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and all other amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;
(ii) the cost of printing and producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents so long as such documents have been approved by the Company in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Underwriters in connection with such qualification and in connection with Blue Sky and legal investment surveys; (iv) any filing fees incident to, and the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing the certificates for the Shares; (vi) the reasonable fees and expenses of any transfer agent or registrar or dividend disbursing agent; (vii) any taxes payable in connection with the issuance, sale and delivery of the Designated Shares to the Underwriters; (viii) all fees imposed by any stock exchange related to the filing or registration of the Designated Shares; and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options, which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 6 and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the Representatives' discretion, to the condition that all representations and warranties and other statements of the Company included or incorporated by reference in the Pricing Agreement relating to such Designated Shares are true and correct at and as of each Time of Delivery for such Designated Shares and the condition that prior to such Time of Delivery the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) (i) The Prospectus in relation to the applicable Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

        (b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery, with respect to the incorporation of the Company, the Designated Shares, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

        (c) The General Counsel of the Company, or other counsel for the Company satisfactory to the Representatives, shall have furnished to the Representatives such counsel's written opinion (which may be limited to the laws of the State of Maryland and the federal laws of the United States), dated each Time of Delivery in form and substance reasonably satisfactory to the Representatives, to the following effect:

            (i) The Company, The Rouse Company LP and each other Significant Subsidiary (as defined in Rule 405 under the Act) has been duly incorporated or organized and is validly existing in good standing under the laws of the State of Maryland or other jurisdiction of its incorporation or organization, as the case may be, with corporate, partnership or limited liability company, as the case may be, power and authority to own its properties and conduct its business as described in the Prospectus;

            (ii) The Company has an authorized capitalization as set forth in the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (iii) The Designated Shares have been duly and validly authorized, and, when Firm Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Firm Shares and, in the case of Optional Shares, pursuant to Over-allotment Options (as defined in
        Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform, in all material respects, to the description thereof contained in the Registration Statement, and the Designated Shares will conform, in all material respects, to the description thereof in the Prospectus; the Designated Shares will have the rights set forth in the Company's articles of incorporation and bylaws, each, as then amended or supplemented (including the applicable provisions of the Maryland General Corporation Law); and there are no preemptive or other rights afforded by the Company to subscribe for or to purchase any Shares;

            (iv) The Company, The Rouse Company LP and each other Significant Subsidiary has been duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure so to qualify and maintain good standing would have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iv) upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company);

            (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which is likely, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (vi) This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company;

            (vii) The issue and sale of the Designated Shares being delivered at such Time of Delivery, the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Shares, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for any such conflict, breach, violation or default which does not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the Company's articles of incorporation or bylaws, each, as then amended or supplemented, or any federal or Maryland statute or any order, rule or regulation known to such counsel of any federal or Maryland court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

            (viii) No consent, approval, authorization, order, registration or qualification of or with any federal or Maryland governmental agency or body or, to such counsel's knowledge, any federal or Maryland court is required for the issue and sale of the Designated Shares being delivered at such Time of Delivery or the consummation by the Company of the other transactions contemplated by this Agreement or such Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

            (ix) The Incorporated Documents (other than the financial statements and related notes and schedules therein and other financial data and statistical information included therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and nothing has come to such counsel's attention to cause such counsel to believe that any of the Incorporated Documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

            (x) To such counsel's knowledge, there are no contracts, or agreements or understandings between the Company and any person granting such person the right to require the Company to include any Shares of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

        Such counsel shall also advise the Underwriters that nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (including the Incorporated Documents), as of the date of filing of the 2002 Form 10-K (other than the financial statements and related notes and schedules therein and other financial data derived therefrom included or incorporated by reference therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the Incorporated Documents), as of the date of the Prospectus Supplement and as of such Time of Delivery (other than the financial statements and related notes and schedules therein and other financial data derived therefrom included or incorporated by reference therein, as to which such counsel need express no opinion), contained or contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

        (d) Piper Rudnick LLP, Maryland counsel for the Company, shall have furnished to the Representatives its written opinion, dated each Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

            (i) The Designated Shares have been duly and validly authorized, and, when Firm Shares are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Shares and, in the case of Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; and

            (ii) The Shares conform, in all material respects, to the description thereof contained in the Registration Statement, and the Designated Shares will conform, in all material respects, to the description thereof in the Prospectus; and the Designated Shares will have the rights set forth in the Company's articles of incorporation or bylaws, each, as then amended or supplemented (including the applicable provisions of the Maryland General Corporation Law).

        (e) Arnold & Porter LLP, special tax counsel for the Company, shall have furnished to the Representatives its written opinion, dated each Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

            (i) The Company qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 1998 through December 31, 2003, and the Company's organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for all future taxable years; and

            (ii) The descriptions of the law and the legal conclusions contained in the Prospectus Supplement under the captions "Risk Factors - Risks Related to our Business - We are a real estate investment trust and will continue to be subject to complex current and future tax requirements", "Risk Factors - Risks Related to Our Common Stock - Recently enacted U.S. federal income tax legislation reduces the maximum tax rates applicable to corporate dividends from 38.6% to 15%, which may make investments in equity securities of corporations relatively more attractive than investments in REITs and may have an adverse affect the market price of our common stock", and "U.S. Federal Tax Considerations" are correct in all material respects, and the discussions thereunder fairly summarize the federal income tax considerations that are likely to be material to a holder of the Shares.

        (f) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Company, shall have furnished to the Representatives their written opinion (which may be limited to the laws of the State of New York and federal laws and may rely on opinions of the General Counsel of the Company and Piper Rudnick LLP, or other counsel for the Company reasonably satisfactory to the Representatives, as to the laws of the State of Maryland), dated each Time of Delivery in form and substance reasonably satisfactory to the Representatives, to the following effect:

            (i) Each of the Underwriting Agreement and the Pricing Agreement have been duly executed and delivered by the Company;

            (ii) The Registration Statement has become effective under the Act, and the filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b);

            (iii) The Registration Statement, at the time it was declared effective by the Commission, and the Prospectus, as of its date, appeared on their face to be responsive as to form in all material respects to the requirements of the Act and the rules and regulations promulgated thereunder (other than (a) the financial statements, notes and schedules thereto included therein or omitted therefrom, (b) other financial data included therein or omitted therefrom, and (c) the Incorporated Documents, as to which such counsel need express no opinion); and

            (iv) The Company is not an "investment company" (as such term is defined in the Investment Company Act).

     Such counsel shall also advise the Underwriters that no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement (including the Incorporated Documents), as of the date of the 2002 Form 10-K, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the Incorporated Documents), as of the date of the Prospectus Supplement and as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case, however, such counsel need express no view or belief with respect to financial statements, notes, or schedules and other financial data included in or omitted therein or therefrom.

        (g) At each Time of Delivery for such Designated Shares, KPMG LLP, independent certified public accountants of the Company, who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

        (h) (i) The Company and its subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus prior to the date of the Pricing Agreement relating to the Designated Shares there shall not have been any change in the capital stock (other than issuances of capital stock pursuant to bonus stock awards granted in the ordinary course of business, upon exercise of options and stock appreciation rights, upon conversion or redemption of convertible securities and pursuant to the terms of the Contingent Stock Agreement, in each case, except with respect to bonus stock awards granted in the ordinary course of business, which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any material adverse change in the long-term debt of the Company and its subsidiaries, taken as a whole (it being understood that, absent unusual circumstances, an increase in long-term debt of the Company and its subsidiaries, taken as a whole, of less than 5% would not be a material and adverse change to the Company and its subsidiaries, taken as a whole), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial condition or results of operations (based on Funds From Operations) of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus;

        (i) On or after the date of the Pricing Agreement relating to the Designated Shares, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as the term is defined by the Commission for purposed of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

        (j) On or after the date of the Pricing Agreement relating to the Designated Shares, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other major calamity or crisis in the United States or affecting the United States, if the effect of any such event specified in clauses (iv) and (v) in the Representatives' reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

        (k) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

        (l) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares a certificate or certificates of officers of the Company in such form and executed by such officers of the Company as shall be satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 7(a), (h) and (k) and as to such other matters as the Representatives may reasonably request.

        8. (a) The Company will indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof to which such Underwriter, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendments or supplements thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such director, officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter and each such director, officer, employee and controlling person in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus relating to such Shares.

        (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Shares, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under Section 8(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties, which firms shall be designated in writing by you, if the indemnified parties under this Section 8 consist of any Underwriter of the Designated Shares or any of its respective directors, officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or any of its directors, officers, administrative trustees or controlling persons. The indemnifying party shall not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. For purposes of this Section 8, references to "counsel" shall include a firm of attorneys.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total public offering price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

        (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

        (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the number of Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each nondefaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro-rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section

6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer or director or controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof or if the condition in Section 7(j) is not satisfied, the Company shall not then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof, but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters' questionnaire, or telex constituting such questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the directors, officers and employees of the Company or any Underwriter and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day on which the New York Stock Exchange, Inc. is open for trading.

     15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                    Very truly yours,

                                    THE ROUSE COMPANY

                                    By:   /s/ Patricia H. Dayton
                                       -------------------------------
                                       Name:  Patricia H. Dayton
                                       Title: Senior Vice President


DEUTSCHE BANK SECURITIES INC.


By:    /s/ Marty Newburger
    -----------------------------
    Name:  Marty Newburger
    Title: Vice President


By:    /s/ Robert Blumenthal
    -----------------------------
    Name:  Robert Blumenthal
    Title: Managing Director


On behalf of themselves and each of the other Underwriters

                                                                       ANNEX I



                              PRICING AGREEMENT
                              -----------------

                                                        _____________ __, 20__

Deutsche Bank Securities Inc.
As Representative of the several
Underwriters named in Schedule I hereto

Ladies and Gentlemen:

          The Rouse Company, a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated February __, 2004 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule I hereto (the "Designated Shares", consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representative herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule I hereto, the number of Firm Shares set forth in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of Underwriters, and each of Underwriters agrees to purchase from the Company at the purchase price to the Underwriters set forth in Schedule I hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

          The Company hereby grants to the each of the Underwriters the right to purchase, from time to time, at its election up to the number of Optional Shares set forth in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Underwriters to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Underwriters, but in no event earlier than the First Time of Delivery or, unless the Underwriters and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

          If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof (one for the Company and one for the Representative plus one for each counsel) and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

                                    Very truly yours,

                                    THE ROUSE COMPANY

                                    By:
                                       ---------------------------
                                       Name:
                                       Title:

Accepted as of the date hereof

DEUTSCHE BANK SECURITIES INC.

By:
    ---------------------------
    Name:
    Title:


By:
   ---------------------------
   Name:
   Title:

                                  SCHEDULE I
                                  ----------

Title of Designated Shares:  Common Stock, par value $0.01

Number of Designated Shares:

      Number of Firm Shares:  _______________

      Maximum Number of Optional Shares:  _______________

Initial Offering Price to Public: $_____________ per share

Purchase Price by Underwriters: $______________ per share

Form of Designated Shares: Definitive form to be made available for checking by the Representative at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company or its designated custodian.

Specified Funds for Payment of Purchase Price: Federal or other same day funds

Time of Delivery: 9:30 a.m. (New York City time), __________ __, 20__

Closing Location: Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017

Names and Addresses of Representative: _________________

Addresses for Notices, etc.: __________________

Underwriters' Counsel:  Simpson Thacher & Bartlett LLP

Additional Terms and Conditions:  _______________